MERRILL LYNCH
GLOBAL BOND
FUND

For Investment and
Retirement



FUND LOGO



Semi-Annual Report

June 30, 1999



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch
Global Bond Fund
For Investment
And Retirement
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




Merrill Lynch Global Bond Fund for Investment and Retirement


PORTFOLIO INFORMATION


Bar graph depicting Type of Issues* as a percentage of net assets as of June 30, 1999

Commercial Paper                        6.89%
Banking                                 8.22%
Sovereign Government Obligations       45.20%
Financial Services                     11.39%
Special Purpose                         2.00%
Supranational                           8.98%
Industrials                            13.66%
Telecommunications                      2.45%


Pie graph depicting Geographical Diversification* as a percentage of net assets as of June 30, 1999

Denmark                                 7.91%
Greece                                  5.04%
Canada                                  6.85%
Italy                                  11.29%
United States                          22.47%
Japan                                  14.81%
United Kingdom                         12.59%
Finland                                 4.48%
Spain                                   1.93%
Germany                                 6.06%
Norway                                  2.91%
France                                  2.45%


Bar graph depicting Maturity of Investments* as a percentage of net assets as of June 30, 1999

5 yrs--10 yrs                          25.82%
10 yrs+                                35.12%
0--1 yr                                 6.98%
1 yr--5 yrs                            32.08%

[FN]
*Percent of net assets may not equal 100%.


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1999


DEAR SHAREHOLDER

There were conflicting signals regarding the future direction of the US economy during the three-month period ended June 30, 1999. However, based on concerns that the domestic economy was growing at a pace sufficient to spark inflation, the Federal Reserve Board shifted its neutral bias toward one of tightening. On June 30, 1999, the Federal Reserve Board raised interest rates 25 basis points (0.25%).

Compared to the United States, Canada's growth was less robust and inflation showed no signs of accelerating. In fact, Canada's inflation has fallen below the Bank of Canada's target range. As a result of low inflation and a strong currency, the Bank of Canada cut its benchmark bank rate by 25 basis points on March 31 and May 4, 1999. The Canadian dollar is likely to prosper from low inflation, higher oil prices and a rebound in other commodity prices. Interest rates overall in Canada have risen given their close correlation to US interest rates. During this period, interest rates rose by 57 basis points for the ten-year Canadian sovereign bond as compared to a 113 basis point increase for the ten-year US Government bond.

In Europe, the convergence of the 11 European countries into the European Monetary Union (EMU) was successfully completed on January 1, but the euro did not fair very well. With a stagnant Germany, political infighting, low interest rates and a war in Kosovo, the euro traded down. Germany's Finance Minister LaFontaine's resignation temporarily inspired prospects for the euro, but an aggressive interest rate cut in April and the protracted war in Kosovo sent the euro on a downward slide. Interest rates during the period were mostly lower except for the 10-year and 30-year German bonds.

In non-EMU countries, we continue to see improve-ment in our UK, Greek, Danish and Norwegian positions. We are overweight in our holdings in these countries relative to the unmanaged J.P. Morgan Global Government Bond Index because we believe these countries are on track for the second wave of convergence into EMU and we believe their bonds are relatively inexpensive. In the United Kingdom, most of the improvement in yield has been in Gilts with maturities of less than two years. This is a direct result of the interest rates cuts by the Bank of England during this period. On the other hand, yields on ten-year Gilts have risen. The Greek bond market appreciated across the maturity spectrum. The drachma has remained somewhat stable relative to the euro. In Denmark, most of the decline has occurred in sovereign debt with maturities of less than five years. Our new position during the six-month period was Norway, the world's second-largest exporter of oil. Norwegian interest rates have fallen, particularly in the under one-year maturities.

The yen gained strength as 1999 began, then proceeded to trade lower as Finance Minister Miyazawa said he would tolerate a lower yen. In addition, there were signs that the Bank of Japan (BOJ) might consider monetizing the debt to lower interest rates. More fiscal stimulus packages are needed, but they will impact the debt structure of Japan and will lead to a downgrade of the sovereign debt. This, in turn, could lead to higher interest rates. During the period, ten-year Japanese government bonds experienced significant volatility.

In April, the International Monetary Fund (IMF) forecast that Japan's gross domestic product would contract in 1999, a view at odds with consensus expectations that the Japanese economy may be bottoming. On June 30, 1999, Bank of Japan Governor Hayami disturbed Japanese government bond investors by stating that a quick, self-sustaining recovery in private demand cannot be expected soon. Our view is that the Japanese economy may have bottomed, but there are still too many concerns to allow for a smooth recovery. We see bank lending decreasing and bankruptcies increasing. We also see few prospects for yen strengthening relative to the US dollar. Until we see signs of slow growth and a weak yen improving, we will stay underweight in Japan and long in US dollars.



Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1999



Portfolio Matters
The three-month period ended June 30, 1999 was characterized by higher interest rates worldwide. Therefore, we reduced the overall duration of the Fund. We maintained our short duration in Japan and moved to a neutral position in the United States and dollar-bloc countries relative to the unmanaged J.P. Morgan Global Government Bond Index. We also reduced our duration in EMU countries and increased the duration of non-EMU countries. We believe that the convergence of non-EMU countries into EMU by 2002 will eventually bring interest rates down in those countries currently not part of the EMU.

In Conclusion
We thank you for your continued investment in Merrill Lynch Global Bond Fund for Investment and Retirement, and we look forward to reviewing our outlook with you again in our next report to shareholders.

Sincerely,



(Harry Escobar)
Harry Escobar
Vice President and Portfolio Manager



August 13, 1999



Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1999



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/99                         -0.69%         -4.66%
Five Years Ended 6/30/99                   +5.09          +4.24
Ten Years Ended 6/30/99                    +8.10          +7.66

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/99                         -1.34%         -5.10%
Five Years Ended 6/30/99                   +4.30          +4.30
Ten Years Ended 6/30/99                    +7.28          +7.28

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/99                         -1.40%         -2.34%
Inception (10/21/94)
through 6/30/99                            +4.01          +4.01

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/99                         -0.83%         -4.80%
Inception (10/21/94)
through 6/30/99                            +4.63          +3.72

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1999



PERFORMANCE DATA (concluded)

Recent Performance Results*
                                                                                                 Ten Years/       Standardized
                                                                  12 Month        3 Month     Since Inception     30-Day Yield
                                                                Total Return    Total Return    Total Return      As of 6/30/99
ML Global Bond Fund Class A Shares                                 -0.69%           -3.99%         +117.89%            3.74%
ML Global Bond Fund Class B Shares                                 -1.34            -4.07          +101.98             3.11
ML Global Bond Fund Class C Shares                                 -1.40            -4.19          + 20.25             3.06
ML Global Bond Fund Class D Shares                                 -0.83            -3.95          + 23.65             3.50

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.


OFFICERS AND TRUSTEES

Donald Cecil, Trustee
Roland M. Machold, Trustee
Edward H. Meyer, Trustee
Charles C. Reilly, Trustee
Richard R. West, Trustee
Arthur Zeikel, Trustee
Edward D. Zinbarg, Trustee
Joseph T. Monagle Jr., Senior Vice President
Harry J. Escobar, Vice President
Donald C. Burke, Vice President and Treasurer
Ira P. Shapiro, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
225 Franklin Street
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1999


SCHEDULE OF INVESTMENTS
                        Face                                               Interest       Maturity      Value      Percent of
                       Amount                Long-Term Obligations           Rate           Date      (Note 1a)    Net Assets
Canada

Sovereign       NZ$    11,450,000  Canada Government Bond                    6.625%      10/03/2007    $ 5,891,705     4.14%
Government
Obligations

Supra-          C$      5,470,000  Inter-American Development Bank           7.25        11/03/2003      3,857,623     2.71
national

                                   Total Investments in Canada (Cost--$10,736,059)                       9,749,328     6.85


Denmark

Banking         US$     7,250,000  Den Danske Bank (a)(b)                    7.40         6/15/2010      7,248,659     5.10

Sovereign       DKr    26,600,000  Kingdom of Denmark                        6.00        11/15/2009      3,998,886     2.81
Government
Obligations

                                   Total Investments in Denmark (Cost--$12,321,479)                     11,247,545     7.91


Finland

Sovereign       E       3,195,570  Finnish Government Bond                   7.25         4/18/2006      3,836,972     2.70
Government      YEN   271,000,000  Republic of Finland                       6.00         1/29/2002      2,539,887     1.78
Obligations

                                   Total Investments in Finland (Cost--$6,485,751)                       6,376,859     4.48


France

Telecom-        E       3,170,939  France Telecom                            5.75         4/25/2007      3,490,551     2.45
munications

                                   Total Investments in France (Cost--$3,718,545)                        3,490,551     2.45


Germany

Sovereign       E       5,470,823  Land Baden-Wuerttemberg                   5.75         1/19/2028      5,769,037     4.06
Government
Obligations

Special         DM      5,350,000  European Credit Card Office               5.25         6/18/2008      2,845,829     2.00
Purpose

                                   Total Investments in Germany (Cost--$9,101,382)                       8,614,866     6.06


Greece

Sovereign       GRD 1,961,000,000  Hellenic Republic                         8.60         3/26/2008      7,168,735     5.04
Government
Obligations

                                   Total Investments in Greece (Cost--$7,854,238)                        7,168,735     5.04


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1999


SCHEDULE OF INVESTMENTS (continued)
                        Face                                               Interest       Maturity      Value      Percent of
                       Amount                Long-Term Obligations           Rate           Date      (Note 1a)    Net Assets
Sovereign       E      12,730,640  Buoni Poliennali Del Tesoro              10.00 %       8/01/2003    $16,065,261    11.29%
Government
Obligations
                                   Total Investments in Italy (Cost--$16,920,022)                       16,065,261    11.29


Japan

Sovereign       YEN 1,283,000,000  Japan Government Bond #161                4.70         9/22/2003     12,154,263     8.54
Government
Obligations

Supranational         930,000,000  African Development Bank                  6.20         6/18/2002      8,921,912     6.27

                                   Total Investments in Japan (Cost--$21,309,031)                       21,076,175    14.81


Norway

Sovereign       Nok    33,000,000  Norwegian Government                      5.50         5/15/2009      4,143,357     2.91
Government
Obligations

                                   Total Investments in Norway (Cost--$4,318,652)                        4,143,357     2.91


Spain

Sovereign        E      2,600,000  Spanish Government Bond                   5.15         7/30/1999      2,750,200     1.93
Government
Obligations

                                   Total Investments in Spain (Cost--$3,155,456)                         2,750,200     1.93


United Kingdom

Financial        Pound  6,600,000  FP Finance PLC                            9.125               ++     11,168,105     7.85
Services         Sterling

Industrials             3,000,000  BAA PLC                                   7.875        2/10/2007      5,137,379     3.61
                        1,000,000  BOC Group PLC                             7.25         6/07/2002      1,602,182     1.13

                                   Total Investments in the United Kingdom
                                   (Cost--$18,138,395)                                                  17,907,666    12.59


United States

Banking          US$    4,300,000  Comerica Bank, Detroit                    7.875        9/15/2026      4,441,126     3.12
Financial               5,000,000  Mellon Capital II                         7.995        1/15/2027      5,033,000     3.54
Services

Industrials      DM     7,100,000  Ford Motor Credit Co.                     5.25         6/16/2008      3,755,366     2.64
                 US$   10,000,000  Phelps Dodge Corporation                  7.125       11/01/2027      8,937,700     6.28

                                   Total Investments in the United States
                                   (Cost--$23,533,282)                                                  22,167,192    15.58


                                   Total Investments in Long-Term Obligations
                                   (Cost--$137,592,292)                                                130,757,735    91.90


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1999


SCHEDULE OF INVESTMENTS (concluded)
                        Face                                               Interest       Maturity      Value      Percent of
                       Amount                Short-Term Obligations          Rate           Date      (Note 1a)    Net Assets
Commercial      US$     4,802,000  General Electric Capital Corp.            5.75%        7/01/1999    $ 4,802,000     3.38%
Paper*                  5,000,000  General Motors Acceptance Corp.           5.63         7/01/1999      5,000,000     3.51

                                   Total Investments in Short-Term Obligations
                                   (Cost--$9,802,000)                                                    9,802,000     6.89


                      Nominal Value
                    Covered by Options           Issue

Options Purchased

Currency Put            7,100,000  Japanese Yen, expiring July 1999 at US$ 150                               9,940     0.00
Options
Purchased

                                   Total Currency Options Purchased
                                   (Premiums Received--$14,555)                                              9,940     0.00


Total Investments (Cost--$147,408,847)                                                                 140,569,675    98.79

Unrealized Depreciation on Forward Foreign Exchange Contracts**                                            (77,298)   (0.05)

Other Assets Less Liabilities                                                                            1,799,121     1.26
                                                                                                      ------------   -------
Net Assets                                                                                            $142,291,498   100.00%
                                                                                                      ============   =======


(a)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b)Floating rate note.
 ++The security is a perpetual bond and has no stated maturity date.
  *Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
 **Forward foreign exchange contracts as of June 30, 1999 were as follows:

                                          Unrealized
                                         Appreciation
                            Expiration   (Depreciation)
   Foreign Currency Sold       Date        (Note 1b)

   E            622,494      July 1999   $        566
   Pound      5,051,720      July 1999          7,780
   Sterling
   NZ$       12,246,488      July 1999         66,315
   YEN    2,943,363,850      July 1999        (93,719)

   Total (US$ Commitment--$39,410,620)        (19,058)
                                         ------------

   Foreign Currency Purchased

   NZ$       12,246,488      July 1999   $    (65,274)
   YEN    1,471,681,925      July 1999          7,034
   Total (US$ Commitment--$18,709,692)        (58,240)
                                         ------------

   Total Unrealized Depreciation
   on Forward Foreign Exchange
   Contracts--Net                        $    (77,298)
                                         ============

See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1999


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of June 30, 1999
Assets:             Investments, at value (identified cost--$147,394,292) (Note 1a)                       $  140,559,735
                    Options purchased, at value (cost--$14,555)(Notes 1a &1b)                                      9,940
                    Receivables:
                      Interest                                                           $    2,711,649
                      Beneficial interest sold                                                   35,822        2,747,471
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1f)                                          28,796
                                                                                                          --------------
                    Total assets                                                                             143,345,942
                                                                                                          --------------


Liabilities:        Unrealized depreciation on forward foreign exchange
                    contracts (Note 1b)                                                                           77,298
                    Payables:
                      Beneficial interest redeemed                                              401,101
                      Dividends to shareholders (Note 1g)                                       240,376
                      Investment adviser (Note 2)                                                72,144
                      Distributor (Note 2)                                                       60,251
                      Options purchased (Note 1b)                                                14,555
                      Forward foreign exchange contracts (Note 1b)                                  476          788,903
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       188,243
                                                                                                          --------------
                    Total liabilities                                                                          1,054,444
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  142,291,498
                                                                                                          ==============

Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                 $      244,585
                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        914,112
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                         12,829
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        451,760
                    Paid-in capital in excess of par                                                         184,155,008
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net (Note 5)                                                      (36,504,037)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                         (6,982,759)
                                                                                                          --------------
                    Net assets                                                                            $  142,291,498
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $21,436,699 and 2,445,853 shares
                             of beneficial interest outstanding                                           $         8.76
                                                                                                          ==============
                    Class B--Based on net assets of $80,141,174 and 9,141,116 shares
                             of beneficial interest outstanding                                           $         8.77
                                                                                                          ==============
                    Class C--Based on net assets of $1,124,221 and 128,285 shares
                             of beneficial interest outstanding                                           $         8.76
                                                                                                          ==============
                    Class D--Based on net assets of $39,589,404 and 4,517,603 shares
                             of beneficial interest outstanding                                           $         8.76
                                                                                                          ==============


                    See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended June 30, 1999
Investment Income   Interest and discount earned (net of $21,661 foreign
(Notes 1d & 1e):    withholding tax)                                                                      $    4,894,647

Expenses:           Investment advisory fees (Note 2)                                    $      485,763
                    Account maintenance and distribution fees--Class B (Note 2)                 350,916
                    Transfer agent fees--Class B (Note 2)                                        82,218
                    Accounting services (Note 2)                                                 67,122
                    Account maintenance fees--Class D (Note 2)                                   54,459
                    Professional fees                                                            39,573
                    Printing and shareholder reports                                             32,400
                    Transfer agent fees--Class D (Note 2)                                        32,159
                    Registration fees (Note 1f)                                                  31,134
                    Custodian fees                                                               26,633
                    Trustees' fees and expenses                                                  24,285
                    Transfer agent fees--Class A (Note 2)                                        17,174
                    Account maintenance and distribution fees--Class C (Note 2)                   5,997
                    Transfer agent fees--Class C (Note 2)                                         1,324
                    Pricing services                                                                380
                    Other                                                                         2,208
                                                                                         --------------
                    Total expenses                                                                             1,253,745
                                                                                                          --------------
                    Investment income--net                                                                     3,640,902
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                          582,549
(Loss) on             Foreign currency transactions--net                                       (909,792)        (327,243)
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                      (16,788,950)
(Notes 1b, 1c,        Foreign currency transactions--net                                      1,329,107      (15,459,843)
1e & 3):                                                                                 --------------   --------------
                    Net realized and unrealized loss on investments and
                    foreign currency transactions                                                            (15,787,086)
                                                                                                          --------------
                    Net Decrease in Net Assets Resulting from Operations                                  $  (12,146,184)
                                                                                                          ==============

                    See Notes to Financial Statements.



Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                             June 30,       December 31,
Increase (Decrease) in Net Assets:                                                             1999             1998
Operations:         Investment income--net                                               $    3,640,902   $   10,367,907
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                          (327,243)       4,640,406
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                  (15,459,843)       7,107,890
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from operations         (12,146,184)      22,116,203
                                                                                         --------------   --------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                  (584,568)      (1,440,531)
(Note 1g):            Class B                                                                (1,985,305)      (6,208,193)
                      Class C                                                                   (31,425)         (88,360)
                      Class D                                                                (1,039,604)      (2,630,823)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (3,640,902)     (10,367,907)
                                                                                         --------------   --------------

Beneficial          Net decrease in net assets derived from beneficial interest
Interest            transactions                                                            (29,402,300)     (64,457,478)
Transactions                                                                             --------------   --------------
(Note 4):

Net Assets:         Total decrease in net assets                                            (45,189,386)     (52,709,182)
                    Beginning of period                                                     187,480,884      240,190,066
                                                                                         --------------   --------------
                    End of period                                                        $  142,291,498   $  187,480,884
                                                                                         ==============   ==============


                    See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                        Class A
The following per share data and ratios have been derived        For the Six
from information provided in the financial statements.           Months Ended
                                                                   June 30,       For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                              1999       1998      1997        1996       1995
Per Share           Net asset value, beginning of period             $    9.66  $    9.12 $    9.56 $    9.54 $     8.96
Operating                                                            ---------  --------- --------- ---------  ---------
Performance:        Investment income--net                                 .23        .52       .54       .56        .59
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     (.90)       .54      (.44)      .02        .58
                                                                     ---------  --------- --------- ---------  ---------
                    Total from investment operations                      (.67)      1.06       .10       .58       1.17
                                                                     ---------  --------- --------- ---------  ---------
                    Less dividends and distributions:
                      Investment income--net                              (.23)      (.52)     (.14)     (.56)      (.39)
                      Return of capital--net                                --         --      (.40)       --       (.20)
                                                                     ---------  --------- --------- ---------  ---------
                    Total dividends and distributions                     (.23)      (.52)     (.54)     (.56)      (.59)
                                                                     ---------  --------- --------- ---------  ---------
                    Net asset value, end of period                   $    8.76  $    9.66 $    9.12 $    9.56  $    9.54
                                                                     =========  ========= ========= =========  =========

Total Investment    Based on net asset value per share                  (7.06%)++  11.99%     1.19%     6.42%     13.39%
Return:**                                                            =========  ========= ========= =========  =========

Ratios to Average   Expenses                                             1.02%*      .92%      .96%      .87%       .86%
Net Assets:                                                          =========  ========= ========= =========  =========
                    Investment income--net                               5.02%*     5.57%     5.83%     6.02%      6.31%
                                                                     =========  ========= ========= =========  =========

Supplemental        Net assets, end of period (in thousands)         $  21,437  $  26,289 $  27,522 $  72,876  $  85,610
Data:                                                                =========  ========= ========= =========  =========
                    Portfolio turnover                                  43.99%    129.20%   699.63%  1234.05%    512.75%
                                                                     =========  ========= ========= =========  =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                        Class B
The following per share data and ratios have been derived          For the Six
from information provided in the financial statements.             Months Ended
                                                                     June 30,       For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                               1999       1998      1997        1996        1995
Per Share           Net asset value, beginning of period             $    9.66  $    9.12 $    9.56 $    9.54  $    8.96
Operating                                                            ---------  --------- --------- ---------  ---------
Performance:        Investment income--net                                 .19        .45       .47       .49        .51
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     (.89)       .54      (.44)      .02        .58
                                                                     ---------  --------- --------- ---------  ---------
                    Total from investment operations                      (.70)       .99       .03       .51       1.09
                                                                     ---------  --------- --------- ---------  ---------
                    Less dividends and distributions:
                      Investment income--net                              (.19)      (.45)     (.13)     (.49)      (.34)
                      Return of capital--net                                --         --      (.34)       --       (.17)
                                                                     ---------  --------- --------- ---------  ---------
                    Total dividends and distributions                     (.19)      (.45)     (.47)     (.49)      (.51)
                                                                     ---------  --------- --------- ---------  ---------
                    Net asset value, end of period                   $    8.77  $    9.66 $    9.12 $    9.56  $    9.54
                                                                     =========  ========= ========= =========  =========

Total Investment    Based on net asset value per share                  (7.31%)++  11.13%      .41%     5.60%     12.52%
Return:**                                                            =========  ========= ========= =========  =========

Ratios to Average   Expenses                                             1.80%*     1.71%     1.73%     1.65%      1.64%
Net Assets:                                                          =========  ========= ========= =========  =========
                    Investment income--net                               4.24%*     4.80%     5.07%     5.25%      5.56%
                                                                     =========  ========= ========= =========  =========

Supplemental        Net assets, end of period (in thousands)         $  80,141  $ 110,620 $ 160,571 $ 347,529  $ 540,887
Data:                                                                =========  ========= ========= =========  =========
                    Portfolio turnover                                  43.99%    129.20%   699.63%  1234.05%    512.75%
                                                                     =========  ========= ========= =========  =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                           Class C
                                                                     For the Six
The following per share data and ratios have been derived            Months Ended
from information provided in the financial statements.                 June 30,      For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                 1999       1998      1997      1996       1995
Per Share           Net asset value, beginning of period             $    9.66  $    9.12 $    9.56 $    9.54  $    8.96
Operating                                                            ---------  --------- --------- ---------  ---------
Performance:        Investment income--net                                 .19        .45       .46       .48        .51
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     (.90)       .54      (.44)      .02        .58
                                                                     ---------  --------- --------- ---------  ---------
                    Total from investment operations                      (.71)       .99       .02       .50       1.09
                                                                     ---------  --------- --------- ---------  ---------
                    Less dividends and distributions:
                      Investment income--net                              (.19)      (.45)     (.12)     (.48)      (.34)
                      Return of capital--net                                --         --      (.34)       --       (.17)
                                                                     ---------  --------- --------- ---------  ---------
                    Total dividends and distributions                     (.19)      (.45)     (.46)     (.48)      (.51)
                                                                     ---------  --------- --------- ---------  ---------
                    Net asset value, end of period                   $    8.76  $    9.66 $    9.12 $    9.56  $    9.54
                                                                     =========  ========= ========= =========  =========

Total Investment    Based on net asset value per share                  (7.44%)++  11.07%      .33%     5.51%     12.44%
Return:**                                                            =========  ========= ========= =========  =========

Ratios to Average   Expenses                                             1.85%*     1.75%     1.82%     1.73%      1.71%
Net Assets:                                                          =========  ========= ========= =========  =========
                    Investment income--net                               4.19%*     4.74%     4.94%     5.16%      5.44%
                                                                     =========  ========= ========= =========  =========

Supplemental        Net assets, end of period (in thousands)         $   1,124  $   1,848 $   2,284 $   9,351  $   8,468
Data:                                                                =========  ========= ========= =========  =========
                    Portfolio turnover                                  43.99%    129.20%   699.63%  1234.05%    512.75%
                                                                     =========  ========= ========= =========  =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                         Class D
The following per share data and ratios have been derived           For the Six
from information provided in the financial statements.              Months Ended
                                                                      June 30,      For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                 1999      1998       1997      1996      1995
Per Share           Net asset value, beginning of period             $    9.66  $    9.11 $    9.55 $    9.54  $    8.96
Operating                                                            ---------  --------- --------- ---------  ---------
Performance:        Investment income--net                                 .22        .50       .51       .54        .56
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     (.90)       .55      (.44)      .01        .58
                                                                     ---------  --------- --------- ---------  ---------
                    Total from investment operations                      (.68)      1.05       .07       .55       1.14
                                                                     ---------  --------- --------- ---------  ---------
                    Less dividends and distributions:
                      Investment income--net                              (.22)      (.50)     (.13)     (.54)      (.37)
                      Return of capital--net                                --         --      (.38)       --       (.19)
                                                                     ---------  --------- --------- ---------  ---------
                    Total dividends and distributions                     (.22)      (.50)     (.51)     (.54)      (.56)
                                                                     ---------  --------- --------- ---------  ---------
                    Net asset value, end of period                   $    8.76  $    9.66 $    9.11 $    9.55  $    9.54
                                                                     =========  ========= ========= =========  =========

Total Investment    Based on net asset value per share                  (7.17%)++  11.84%      .94%     6.05%     13.11%
Return:**                                                            =========  ========= ========= =========  =========

Ratios to Average   Expenses                                             1.27%*     1.17%     1.19%     1.08%      1.11%
Net Assets:                                                          =========  ========= ========= =========  =========
                    Investment income--net                               4.77%*     5.32%     5.66%     5.74%      6.07%
                                                                     =========  ========= ========= =========  =========

Supplemental        Net assets, end of period (in thousands)         $  39,589  $  48,724 $  49,813 $  45,685  $   5,665
Data:                                                                =========  ========= ========= =========  =========
                    Portfolio turnover                                  43.99%    129.20%   699.63%  1234.05%    512.75%
                                                                     =========  ========= ========= =========  =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Bond Fund for Investment and Retirement (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees of the primary market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Other investments, including futures contracts and related options, are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by or under the direction of the Board of Trustees. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1999


* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                     Account      Distribution
                                 Maintenance Fee       Fee

Class B                                0.25%           0.50%
Class C                                0.25%           0.55%
Class D                                0.25%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


For the six months ended June 30, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       MLFD         MLPF&S

Class A                                $10           $144
Class D                                $15           $266


For the six months ended June 30, 1999, MLPF&S received contingent deferred sales charges of $25,133 and $254 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, PFD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1999 were $69,054,593 and $104,159,456, respectively.

Net realized gains (losses) for the six months ended June 30, 1999 and net unrealized losses as of June 30, 1999 were as follows:


                                    Realized
                                     Gains        Unrealized
                                    (Losses)        Losses

Long-term investments            $    582,549   $ (6,834,557)
                                 ------------   ------------
Currency transactions:
  Options written                     (40,280)            --
  Options purchased                  (101,020)        (4,615)
  Foreign currency
  transactions                     (1,086,317)       (66,289)
  Forward foreign exchange
  contracts                           317,825        (77,298)
                                 ------------   ------------
Total currency transactions          (909,792)      (148,202)
                                 ------------   ------------
Total                            $   (327,243)  $ (6,982,759)
                                 ============   ============



As of June 30 1999, net unrealized depreciation for Federal income tax purposes aggregated $6,834,557, of which $128,475 related to appreciated securities and $6,963,032 related to depreciated securities. The aggregate cost of investments at June 30, 1999 for Federal income tax purposes was $147,394,292.

Transactions in options written for the six months ended June 30, 1999, were as follows:


                                  Nominal Value
                                    Covered by     Premiums
                                 Written Options   Received
Outstanding call options
written, beginning of period               --             --
Options written                     3,800,000   $     40,280
Options expired                    (3,800,000)       (40,280)
                                 ------------   ------------
Outstanding call options
written, end of period                     --   $         --
                                 ============   ============


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $29,402,300 and $64,457,478 for the six months ended June 30, 1999 and for the year ended December 31, 1998, respectively.

Transactions in shares of capital for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended June 30, 1999                  Shares         Amount

Shares sold                           204,954   $  1,908,484
Shares issued to shareholders
in reinvestment of dividends           30,100        278,913
                                 ------------   ------------
Total issued                          235,054      2,187,397
Shares redeemed                      (510,881)    (4,756,209)
                                 ------------   ------------
Net decrease                         (275,827)  $ (2,568,812)
                                 ============   ============


Class A Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                           627,002   $  5,905,680
Shares issued to shareholders
in reinvestment of dividends           81,606        765,110
                                 ------------   ------------
Total issued                          708,608      6,670,790
Shares redeemed                    (1,006,080)    (9,387,918)
                                 ------------   ------------
Net decrease                         (297,472)  $ (2,717,128)
                                 ============   ============


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1999


Class B Shares for the Six Months                   Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                           140,996   $  1,328,504
Shares issued to shareholders
in reinvestment of dividends          116,553      1,081,160
                                 ------------   ------------
Total issued                          257,549      2,409,664
Automatic conversion of
shares                               (144,956)    (1,339,404)
Shares redeemed                    (2,420,455)   (22,452,306)
                                 ------------   ------------
Net decrease                       (2,307,862)  $(21,382,046)
                                 ============   ============



Class B Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                           712,547   $  6,697,291
Shares issued to shareholders
in reinvestment of dividends          388,224      3,636,446
                                 ------------   ------------
Total issued                        1,100,771     10,333,737
Automatic conversion of
shares                               (861,807)    (8,009,803)
Shares redeemed                    (6,398,617)   (59,593,100)
                                 ------------   ------------
Net decrease                       (6,159,653)  $(57,269,166)
                                 ============   ============


Class C Shares for the Six Months                   Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                             6,687   $     61,305
Shares issued to shareholders
in reinvestment of dividends            2,657         24,633
                                 ------------   ------------
Total issued                            9,344         85,938
Shares redeemed                       (72,362)      (664,302)
                                 ------------   ------------
Net decrease                          (63,018)  $   (578,364)
                                 ============   ============


Class C Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                           202,335   $  1,890,629
Shares issued to shareholders
in reinvestment of dividends            6,983         65,483
                                 ------------   ------------
Total issued                          209,318      1,956,112
Shares redeemed                      (268,515)    (2,499,193)
                                 ------------   ------------
Net decrease                          (59,197)  $   (543,081)
                                 ============   ============


Class D Shares for the Six Months                   Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                            24,571   $    227,326
Automatic conversion of
shares                                145,017      1,339,404
Shares issued to shareholders
in reinvestment of dividends           69,104        640,038
                                 ------------   ------------
Total issued                          238,692      2,206,768
Shares redeemed                      (766,150)    (7,079,846)
                                 ------------   ------------
Net decrease                         (527,458)  $ (4,873,078)
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                            92,117   $    866,710
Automatic conversion of
shares                                862,073      8,009,803
Shares issued to shareholders
in reinvestment of dividends          186,617      1,749,511
                                 ------------   ------------
Total issued                        1,140,807     10,626,024
Shares redeemed                    (1,560,809)   (14,554,127)
                                 ------------   ------------
Net decrease                         (420,002)  $ (3,928,103)
                                 ============   ============


5. Capital Loss Carryforward:
At December 31, 1998, the Fund had a net capital loss carryforward of approximately $34,305,000, of which $23,791,000 expires in 2002 and $10,514,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.